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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 30, 1999 included or incorporated by reference in the annual report on Form 10-KSB, into the Company's Form S-8 Registration Statement.

ARTHUR ANDERSEN SA


Geneva, Switzerland
July 30, 1999